Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE AND FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350 AND EXCHANGE ACT RULES 13a-14(b) AND 15d-14(b)
(Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Quarterly Report of Arabella Exploration, Inc. on Form 10-Q for the period ended March 31, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned does hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his or her knowledge and belief:

(1)       the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)       the information contained in the Report fairly presents, in all material respects, the financial condition and results of the operation of the Company.

Dated: May 20, 2016
	By:	/s/ Jason Hoisager
Jason Hoisager
Chief Executive Officer, interim Chief Financial Officer, Secretary and President
(Principal Executive, Financial and Accounting Officer)